                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_] Preliminary Proxy Statement              [_] Confidential, for Use of the
[X] Definitive Proxy Statement                   Commission Only (as permitted
[_] Definitive Additional Materials              by Rule 14c-6(e)(2)
[_] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

________________________________________________________________________________

                      PILGRIM BANK AND THRIFT FUND, INC.
________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)


    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________
(2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

________________________________________________________________________________
(4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________
(5)  Total fee paid:

________________________________________________________________________________
( )  Fee paid with preliminary materials.
( )  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

________________________________________________________________________________
(2)  Form, Schedule or Registration Statement No.:

________________________________________________________________________________
(3)  Filing Party:

________________________________________________________________________________
(4)  Date File

                       Pilgrim Bank and Thrift Fund, Inc.

                         7337 E. Doubletree Ranch Road
                           Scottsdale, Arizona 85258
                                 1-800-992-0180

                                                                   April 5, 2001
Dear Shareholder:

     Your Board of Directors has called a Special Meeting (the "Meeting") of Shareholders of the Pilgrim Bank and Thrift Fund, Inc. (the "Fund") scheduled to be held at 8:00 a.m., local time, on May 22, 2001 at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258.

   At the Shareholder Meeting, you will be asked to approve amendments to the Fund's fundamental investment objective, policies and restrictions. These changes are prompted by recommendations from ING Pilgrim Investments, LLC, the Fund's investment adviser, after analyzing the Fund's risk/return characteristics in light of its concentration in stocks of banks and thrift institutions. The adviser believes that the financial services sector presents potentially attractive investment opportunities beyond banks and thrifts, and wants to expand the type of financial services companies in which the Fund may invest. Firms such as money-center banks, broker-dealers, investment advisory firms, insurance companies, finance companies, and others may be dynamic companies that present potential benefit to shareholders of the Fund. If these changes are approved, the name of the Fund will be changed to "Pilgrim Financial Services Fund."

     In addition, you will be asked to ratify the selection of KPMG LLP as the Fund's independent auditors for the Fund's current fiscal year.

     After careful consideration, the Board of Directors of the Fund unanimously approved each of the proposals and recommends that shareholders vote "FOR" each proposal.

     Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote. It is important that your vote be received by no later than May 21, 2001.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                       Sincerely,


                                       /s/ JAMES M. HENNESSY
                                       ---------------------
                                       JAMES M. HENNESSY
                                       President

                       Pilgrim Bank and Thrift Fund, Inc.

                         7337 E. Doubletree Ranch Road
                           Scottsdale, Arizona 85258
                                 1-800-992-0180

      Notice of Special Meeting of Shareholders to be Held on May 22, 2001

To the Shareholders:

     A Special Meeting (the "Meeting") of Shareholders of the Pilgrim Bank and Thrift Fund, Inc. (the "Fund") will be held on May 22, 2001 at 8:00 a.m. local time, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258 for the following purposes:

1. To approve an amendment to the Fund's investment objectives to eliminate income as an objective, so that long-term capital appreciation would be the sole objective;

2. To change the Fund's fundamental investment policy under which the Fund invests at least 65% of its assets in banks, thrifts and related companies to allow the Fund to invest in other types of financial services companies;

3. To approve amendments to the Fund's fundamental investment restriction on investing more than 25% of the Fund's assets in any industry other than banking and thrift industries, to allow the Fund to invest more extensively in financiaL services companies;

4. To approve amendments to the Fund's fundamental investment restrictions on investing in illiquid securities;

5. To ratify the selection of KPMG LLP as independent auditors of the Fund for the fiscal year ending June 30, 2001; and

6. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

    Shareholders of record at the close of business on March 15, 2001 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                       By Order of the Board of Directors,

                                       /s/ KIMBERLY A. ANDERSON
                                       ----------------------------
                                       KIMBERLY A. ANDERSON
                                       Vice President and Secretary

Dated:  April 5, 2001

                       Pilgrim Bank and Thrift Fund, Inc.

                         7337 E. Doubletree Ranch Road
                           Scottsdale, Arizona 85258
                                 1-800-992-0180

                                PROXY STATEMENT

                        Special Meeting of Shareholders
                           to be held on May 22, 2001

     A Special Meeting (the "Meeting") of Shareholders of the Pilgrim Bank and Thrift Fund, Inc. (the "Fund") will be held on May 22, 2001 at 8:00 a.m., local time, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258 for the following purposes:

1. To approve an amendment to the Fund's investment objectives to eliminate income as an objective, so that long-term capital appreciation would be the sole objective;

2. To change the Fund's fundamental investment policy under which the Fund is required to invest at least 65% of its assets in banks, thrifts, and related companies, which would allow the Fund to invest in other types of financial services companies;

3. To approve amendments to the Fund's fundamental investment restriction on investing more than 25% of the Fund's assets in any industry other than banking and thrift industries, to allow the Fund to invest more extensively in financial services companies;

4. To approve amendments to the Fund's fundamental investment restrictions on investing in illiquid securities;

5. To ratify the selection of KPMG LLP as independent auditors of the Fund for the fiscal year ending June 30, 2001; and

6. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

                            SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about April 5, 2001.

                            REPORTS TO SHAREHOLDERS

     The Fund will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report on request. Requests for such reports should be directed to Pilgrim Bank and Thrift Fund, Inc., c/o ING Pilgrim Investments, LLC. ("ING Pilgrim Investments"), 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258 or 1-800-992-0180.


                                 PROPOSAL NO. 1
          APPROVAL OF AN AMENDMENT TO THE FUND'S INVESTMENT OBJECTIVES

     The Fund's Board of Directors has approved changes to the investment objectives of the Fund. The Fund's investment objectives are currently as follows:

     The Fund primarily seeks long-term capital appreciation; a secondary objective is income.

     The Fund's Board of Directors has approved a change to eliminate income as an objective of the Fund. The new investment objective would be as follows:

     The Fund seeks long-term capital appreciation.

     As described below in Proposal 2, the Fund's Board of Directors is proposing a change to the Fund's fundamental investment policies to permit the Fund to expand the types of financial institutions in which it normally invests at least 65% of its assets. The Board has proposed this change to the investment objectives based upon the investment adviser's belief that under the expanded policies, income gained, if any, would be incidental and should not be a factor in security selection. Therefore, the Board recommends that the Fund's investment objectives be amended to eliminate income as an objective of the Fund and retain long-term capital appreciation as the sole objective.

Vote Required

     Approval of this Proposal No. 1 requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board of Directors of the Fund, including a majority of the Independent Directors, recommends that you vote "FOR" this Proposal No. 1.

                                 PROPOSAL NO. 2
            CHANGE OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON
                        INVESTMENT IN BANKS AND THRIFTS

     The Fund's Board of Directors has approved a change in the fundamental investment policy of the Fund. The Fund's fundamental policies currently provide the following:

     The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of national and state chartered banks (other than money center banks), thrifts, and the holding or parent companies of such depository institutions, and in savings accounts of mutual thrifts that may allow the Fund to participate in stock conversions of the mutual thrift ("65% Policy").

     The Fund's Board of Directors has approved a proposal from the investment adviser to change this fundamental investment policy. This would permit the Fund to expand the type of financial institutions in which the Fund normally invests. If this change is approved by shareholders, the Fund's investment policies would be as follows:

     The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies engaged in financial services.
     The equity securities in which the Fund invests are normally common stock, but may also include preferred stock, warrants, and convertible securities.

     Financial services companies may include the following: banks; bank holding companies; investment banks; trust companies; insurance companies; insurance brokers; finance companies; securities broker-dealers; electronic trading networks; investment management firms; custodians of financial assets; companies engaged in trading, dealing, or managing commodities; companies that invest significantly in or deal in, financial instruments; government-sponsored financial enterprises; thrifts and savings banks; mortgage companies; title companies; conglomerates with significant interests in financial services companies; foreign financial services companies; companies that process financial transactions; administrators of financial products or services; companies that render services primarily to other financial services companies; companies that produce, sell, or market software or hardware related to financial services or products or directed to financial services companies; and other companies whose assets or earnings can be significantly affected by financial instruments or services.

     The Fund may invest the remaining 35% of its assets in equity or debt securities of financial services companies or companies that are not financial services companies, and in money market instruments. The Fund may also invest in savings accounts of mutual thrifts that may allow the Fund to participate in potential future stock conversions of the thrift.

     The Fund's investment adviser proposed these changes in the Fund's investment policies based on the belief that the financial services sector presents potentially attractive investment opportunities, but the current policies limit the ability of the Fund to take advantage of many of these opportunities. The adviser noted that many of the financial services companies that have enjoyed the greatest growth in earnings in recent years have been companies other than national and state-chartered banks and thrifts. In addition, many financial services companies other than such banks and thrifts have been a party to strategic changes such as acquisitions that were beneficial to shareholders. The adviser suggested that firms such as money-center banks, broker-dealers, investment advisory firms, insurance companies, finance companies, and others may be dynamic companies that present potential for capital appreciation. The adviser recommended that the Fund's charter be expanded to permit emphasis on the broad array of financial services companies as described above.

     Because the Fund will emphasize a broader spectrum of financial services industries, the Fund may be less exposed to national and state chartered banks and thrifts, but will continue to be exposed to the risks of a concentrated group of financial services industries. Accordingly, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If securities of financial services companies as a group fall out of favor, the Fund could underperform funds that focus on companies that are more diversified by industry. In addition, the value of the Fund's securities may fall when interest rates rise because the profitability of financial services companies may be largely dependent on the availability and cost of capital, which in turn fluctuates significantly in responses to changes in interest rates and general economic conditions.

     If approved by shareholders, the new policy on the amount of assets invested in financial services companies would not be "fundamental," meaning that shareholder approval would not be required to change them. Rather, the Fund's Board of Directors could change them. However, it should be noted that under a recent rule of the Securities and Exchange Commission, since the Fund's name suggests investment in certain industries, effective July 31, 2002, the Fund must invest at least 80% of its net assets in companies in industries suggested by the name.

     If the proposal is approved, the name of the Fund will be changed to "Pilgrim Financial Services Fund."

Vote Required

     Approval of this Proposal No. 2 requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board of Directors of the Fund, including a majority of the Independent Directors, recommends that you vote "FOR" this Proposal No. 2.


                                 PROPOSAL NO. 3
               APPROVAL OF AMENDMENTS TO THE FUND'S FUNDAMENTAL
           INVESTMENT RESTRICTION ON INVESTING MORE THAN 25% OF THE
           FUND'S ASSETS IN ANY INDUSTRY OTHER THAN THE BANKING AND
                               THRIFT INDUSTRIES

     If Proposal 2, eliminating the Fund's fundamental investment policy regarding investment in banks and thrifts, is adopted, the Fund will be investing at least 65% of its assets in the equity securities of companies engaged in financial services -- not securities of only national and state-chartered banks and thrifts. Currently, the Fund is subject to a fundamental investment restriction that prohibits the Fund from investing more than 25% of its total assets in any industry or industries other than the banking and thrift industries (except for temporary defensive purposes). Because the types of financial institutions in which the Fund would be permitted to invest would be broader than "banking and thrift" industries, the current restriction warrants a corresponding change to permit the Fund to invest in a broader universe of financial services companies.

     Accordingly, the Board of Directors has recommended that the Fund's fundamental investment restriction be amended as follows:

     [The Fund may not] invest more than 25% of its total assets in any industry or group of related industries other than financial services industries, except for temporary or defensive positions.

     This proposal will only be adopted if the shareholders of the Fund approve the adoption of Proposal 2.

Vote Required

     Approval of this Proposal No. 3 requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board of Directors of the Fund, including a majority of the Independent Directors, recommends that you vote "FOR" this Proposal No. 3.

                                 PROPOSAL NO. 4
              APPROVAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTIONS ON INVESTING IN ILLIQUID SECURITIES

     Currently, the Fund is subject to the following fundamental investment restrictions on investing in illiquid securities:

     [The Fund may not] invest in repurchase agreements maturing in more than 7 days, if as a result of such investment more than 10% of the Fund's total assets would be invested in such repurchase agreements; and

     [The Fund may not] purchase securities for which there are legal or contractual restrictions on resale, if as a result of such purchase, more than 10% of the Fund's total assets would be invested in such securities.

  Prior to 1992, SEC rules limited a mutual fund's investments in illiquid securities to 10% of its net assets. The SEC increased that limit to 15% in 1992, and the Board now wishes to take advantage of the increased flexibility. Further, the Board of Directors has recommended that the restriction on repurchase agreements, described above, be eliminated, since any illiquid repurchase agreements would be covered by the overall limit on illiquid securities. The remaining restriction would be as follows:

     [The Fund may not] invest in illiquid securities if, as a result, more than 15% of the Fund's net assets would be invested in such securities.

     Increasing the amount the Fund may invest in illiquid securities increases the risks associated with illiquidity. Inability to dispose of a security may adversely affect its value. The Fund might be unable to sell an illiquid security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value an illiquid security, and the carrying value could vary from the amount the Fund could realize upon disposition.

     If approved by shareholders, the new restriction on illiquid securities would not be "fundamental," meaning that shareholder approval would not be required to change it. Rather, the Fund's Board of Directors could change the limit. However, it should be noted that the Securities and Exchange Commission sets standards on the amount that a mutual fund may invest in illiquid assets, and that the proposed 15% limit is consistent with the current SEC standard.

Vote Required

     Approval of this Proposal No. 5 requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board of Directors of the Fund, including a majority of the Independent Directors, recommends that you vote "FOR" this Proposal No. 4.

                                 PROPOSAL NO. 5
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     At the meeting of the Board held on September 29, 2000, the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" as defined in the Investment Company Act, as well as the Directors who were members of the Audit Committee, selected KPMG LLP to act as the independent auditors for the fiscal year ending May 31, 2001.

     KPMG LLP has served as independent auditors for the Fund with respect to its financial statements for the fiscal years ending June, 2000 and 1999, the six-month period ended June 30, 1998, and for the fiscal years ending December 31, 1995 through December 31, 1997.

     KPMG LLP has advised the Fund that it is an independent auditing firm and has no direct financial or material direct financial interest in the Fund. Representatives of KPMG LLP are not expected to be at the Meeting.

     The following table shows fees paid to KPMG LLP during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to KPMG LLP for the audit and review of financial statements of the Fund. The information in the columns "Financial Information Systems Design and Implementation Fees" and "All Other Fees" shows the aggregate amounts paid to KPMG LLP by the Fund, ING Pilgrim Investments and all entities controlling, controlled by, or under common control with ING Pilgrim Investments that provide services to the Fund. The Audit Committee of the Board will periodically consider whether KPMG LLP's receipt of non-audit fees from each the Fund, ING Pilgrim Investments and all entities controlling, controlled by, or under common control with ING Pilgrim Investments that provide services to the Fund is compatible with maintaining ING Pilgrim Investments' independence.

                        Financial Information
                          Systems Design and
        Audit Fees        Implementation Fees        All Other Fees/1/
        ----------       ---------------------       -----------------
          $8,245                 $0                      $11,045

Vote Required



------------
/1/ In addition to the amount shown in the table for the Fund, KPMG received an aggregate amount of $622,667, which includes $294,255 for services performed on behalf of the Fund and other ING Pilgrim Investments-advised funds and $328,412 for services performed for ING Pilgrim Investments and other related entities that provide support for the operations of the funds.

     Ratification of the selection of KPMG LLP as independent auditors for the Fund requires an affirmative vote of at least a majority of the shares of the Fund present, in person or by proxy.

     The Board of Directors, including a majority of the Independent Directors, recommends that you vote "FOR" this Proposal No. 5.



                              GENERAL INFORMATION

Other Matters to Come Before the Meeting

     The Fund's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Rights

     Each share of beneficial interest of the Fund is entitled to one vote. Shareholders of the Trust at the close of business on March 15, 2001 (the "Record Date") will be entitled to be present and to give voting instructions for the Fund at the Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. As of the Record Date, the Fund had approximately 19,492,608.311 shares outstanding.

     A majority of the outstanding shares of the Fund on the Record Date, present in person or represented by proxy, must be present to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

     The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

     To the knowledge of the Fund, as of March 1, 2001, no current Director of the Fund owned 1% or more of the outstanding shares of the Fund and the officers and Directors of the Fund own, as a group, less than 1% of the shares of the Fund.

Beneficial Owners

     As of March 1, 2001, no person, to the knowledge of the Fund, owned beneficially or of record more than 5% of the outstanding shares of the Fund.

Solicitation of Proxies

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about April 5, 2001. Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Fund and employees of ING Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, has been retained by the Fund to assist with any necessary solicitation of proxies, at an estimated cost of $53,000. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from SCC asking the shareholder to vote.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of Directors that may be presented at the Meeting.

Expenses

     The Fund will pay the expenses incurred by it in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses.

Adviser and Principal Underwriter

     ING Pilgrim Investments is located at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, and serves as the investment adviser to the Fund. ING Pilgrim Securities, Inc., whose address is also 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, is the Distributor for the Fund.

Executive Officers of the Fund

     Officers of the Fund are elected by the Board of Directors of the Fund and hold office until they resign, are removed or are otherwise disqualified to serve. The chart below lists the principal executive officers of the Fund, together with such person's position with the Fund and principal occupation for the last five years.

     James M. Hennessy, President, Chief Executive Officer and Chief Operating Officer. (Age 51) President and Chief Executive Officer of each of the Pilgrim Funds (since February 2001), Chief
     Operating Officer of each of the Pilgrim Funds (since July 2000), Director of ING Pilgrim Group, LLC, ING Pilgrim Investments, LLC, ING Pilgrim Securities, Inc., ING Pilgrim Capital Corporation, LLC, ING Lexington Management Corporation, Lexington Funds Distributor, Inc., Market Systems Research Advisors, Inc., Market Systems Research, Inc., Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000), and President and Chief Executive Officer of ING Pilgrim Investments, LLC, ING Pilgrim Group, LLC, ING Pilgrim Capital Corporation, LLC, ING Lexington Management Corporation, Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000). Formerly Senior Executive Vice President (June 2000 - December 2000) and Secretary (April 1995 - December 2000), ING Pilgrim Capital Corporation, LLC, ING Pilgrim Group, LLC, ING Pilgrim Investments, LLC, ING Lexington Management Corporation, Express America T.C. Corporation, EAMC Liquidation Corp.; Senior Executive Vice President (July 2000 - February 2001) and Secretary (April 1995 - February 2001) of each of the Pilgrim Funds; Executive Vice President , Pilgrim Capital Corporation and its affiliates (May 1998 - June 2000) and Senior Vice President, Pilgrim Capital and its affiliates (April 1995 - April 1998).

     Stanley D. Vyner, Executive Vice President and Chief Investment Officer - Fixed Income and International Equities. (Age 50)
     Executive Vice President of most of the Pilgrim Funds (since July
     1996). Formerly, President and Chief Executive Officer of Pilgrim Investments (August 1996-August 2000).

     Mary Lisanti, Executive Vice President and Chief Investment Officer - Domestic Equities. (Age 44) Executive Vice President of the Pilgrim Funds (since May 1998). Formerly Portfolio Manger, Strong Capital Management; and Managing Director and Head of Small- and MidCapitalization Equity Strategies at Bankers Trust Corp. (1993-1996).

     Michael J. Roland, Senior Vice President and Principal Financial Officer. (Age 42) Senior Vice President and Chief Financial Officer, ING Pilgrim Group, ING Pilgrim Investments and ING Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the other Pilgrim Funds. He served in same capacity from January, 1995 - April, 1997. Formerly, Chief Financial Officer of Endeaver Group (April, 1997 to June, 1998).

     Robert S. Naka, Senior Vice President and Assistant Secretary. (Age 37) Senior Vice President, ING Pilgrim Investments (since November 1999) and ING Pilgrim Group (since August 1999). Senior Vice President and Assistant Secretary of each of the other Pilgrim Funds. Formerly Vice President, ING Pilgrim Investments (April 1997 - October 1999), ING Pilgrim Group (February 1997 - August 1999). Formerly Assistant Vice President, ING Pilgrim Group (August 1995-February 1997).

     Robyn L. Ichilov, Vice President and Treasurer. (Age 33)
     Vice President, ING Pilgrim Investments (since August 1997),
     Accounting Manager (since November 1995). Vice President and
     Treasurer of most of the other Pilgrim Funds.

     Kimberly A. Anderson, Vice President and Secretary. (Age 36) Vice President of ING Pilgrim Group, Inc. (since January 2001) and Vice President and Secretary of each of the Pilgrim Funds (since February 2001). Formerly Assistant Vice President and Assistant Secretary of each of the Pilgrim Funds (August 1999 - February 2001) and Assistant Vice President of ING Pilgrim Group, Inc. (November 1999 - January 2001). Ms. Anderson has held various other positions with ING Pilgrim Group, Inc. for more than the last five years.

     Steven Rayner, Vice President and Co-Portfolio Manager. (Age 34) Vice President of ING Pilgrim Investments and Pilgrim Bank and Thrift Fund, Inc. (since January 2001). Formerly Assistant Vice President of ING Pilgrim Investments (February 1998 - January
     2001). Mr. Rayner has held various other positions with ING Pilgrim Investments since June 1995.

     Robert Kloss, Vice President and Co-Portfolio Manager. (Age 45) Vice President of ING Pilgrim Investments and Pilgrim Bank and Thrift Fund, Inc. (since January 2001). Mr. Kloss has held various other positions with ING Pilgrim Investments for the last five years.

Shareholder Proposals

     The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such a meeting unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

     Prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.


                                        /s/ KIMBERLY A. ANDERSON
                                        ------------------------
                                        KIMBERLY A. ANDERSON
                                        Secretary


April 5, 2001
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

                       PILGRIM BANK AND THRIFT FUND, INC.

The undersigned hereby instructs James M. Hennessy or Michael J. Roland (Proxies) to vote the shares held by him at the Special Meeting of Shareholders of the Pilgrim Bank and Thrift Fund, Inc. to be held at 8:00 a.m., local time, on May 22, 2001 at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted FOR all proposals.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own.

Please indicate your vote by an "x" in the appropriate box below.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.
                                         ---

1.  To approve amendments to the Fund's investment objective     For     Against   Abstain
    to eliminate income as an objective of the Fund.             / /       / /       / /

2.  To  change the Fund's fundamental investment policy under    For     Against   Abstain
    which the Fund is required to invest at least 65% of its     / /       / /       / /
    assets in banks, thrifts, and related companies.

3.  To approve amendments to the Fund's fundamental              For     Against   Abstain
    investment restriction on investing more than 25% of the     / /       / /       / /
    Fund's assets in any industry other than banking and
    thrift industries, to allow the Fund to invest more
    extensively in financial services companies.

4.  To approve amendments to the Fund's fundamental              For     Against   Abstain
    investment restrictions on investing in illiquid             / /       / /       / /
    securities.

5.  To ratify the selection of KPMG LLP as independent           For     Against   Abstain
    auditors of the Fund for the fiscal year ending June 30,     / /       / /       / /
    2001.

6.  To transact such other business as may properly come         For     Against   Abstain
    before the Meeting of Shareholders or any adjournments       / /       / /       / /
    thereof.

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


__________________________________________          ___________________________
Signature                                           Date


__________________________________________          ___________________________
Signature (if held jointly)                         Date

145017.1.49